SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2002

ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20540	94-4023433

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

26651 West Agoura Road, Calabasas, California		91302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 878-7900

Not Applicable

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Index to Exhibits
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.7
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
Exhibit 99.5

Item 2. Acquisition or Disposition of Assets.

     On April 19, 2002, On Assignment, Inc. (the “Company”), through a newly formed wholly-owned subsidiary, On Assignment Acquisition Corp., a Delaware corporation (the “Acquisition Subsidiary”), acquired Health Personnel Options Corporation (“HPO”), a privately-held company that provides temporary staffing of registered nurses, allied healthcare and medical-financial personnel to hospitals and other medical facilities across the United States.

     The acquisition was effected pursuant to an Agreement and Plan of Merger (a copy of which is attached hereto as Exhibit 2.1, the “Merger Agreement”), dated as of March 27, 2002, by and among the Company, the Acquisition Subsidiary, HPO, and certain security holders of HPO named therein. Pursuant to the Merger Agreement, HPO was merged into the Acquisition Subsidiary (the “Merger”), with the Acquisition Subsidiary being the surviving corporation.

     The total merger consideration was $150 million consisting of $75 million in cash, less outstanding debt assumed by the Acquisition Subsidiary, and 3,902,000 shares of Company common stock having an aggregate value of $75 million. The value of Company common stock was determined in accordance with the Merger Agreement and was based on its ten-day trailing average closing price prior to the date the Merger Agreement was executed. Ten percent of the aggregate merger consideration, consisting of equal amounts of cash and Company common stock valued at the same price as it was valued for the Merger, will be held in a purchase price holdback escrow for one year following the Merger as the sole source of payment for certain indemnification obligations of the HPO stockholders. $5 million of the merger consideration deposited into the purchase price holdback escrow will be required to be returned to the Company if the revenues of certain operations conducted by HPO prior to the effective date of the Merger do not meet or exceed a specified target revenue amount for the calendar year 2002. If the specified target revenue amount is not met, the purchase price holdback escrow amount available as the sole source of payment for certain indemnification obligations of the HPO stockholders will be reduced by $5 million. The Company’s working capital was the source of funds for the cash portion of the merger consideration.

     The acquisition has been accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America. The total purchase price was $147 million, consisting of the sum of approximately $66 million in cash paid to shareholders, debt assumed of approximately $9 million, the issuance of 3,902,000 shares of the Company’s common stock valued at $73,334,000 and approximately $3 million of transaction related costs, less $5 million related to the earn-out provision discussed above.

     In connection with employment agreements for future services and in connection with their continuing employment, certain members of HPO’s continuing management team (the “Management Stockholders”) have been granted stock options to purchase an aggregate of 140,000 shares of Company common stock under the Company’s Restated 1987 Stock Option Plan (as amended and restated July 11, 2000).

     In connection with the Merger, the Company also entered into a Registration Rights Agreement with the non-management HPO security holders (the “Non-Management Stockholders”) to register all of their shares of Company common stock received in the Merger (3,584,564 shares). The Registration Rights Agreement limits, however, the number of shares of Company common stock that the Non-Management Shareholders may sell into the public market to no more than 100,000 shares of Company common stock on any single day and no more, in the aggregate, than 270,000 shares of Company common stock in any 30-day period. The Company has also agreed to register the Management Stockholders’ shares of Company common stock being held in the purchase price holdback escrow for the purpose of facilitating a sale of such shares if required under the terms of the Merger Agreement.

     In addition, in connection with the Merger, the Company entered into a Lock-up Agreement with the Management Stockholders that restricts the number of shares of Company common stock that they may sell to 25% of their Company common stock on or after April 19, 2003, and an additional 25% every 90 days thereafter.

     Prior to the Merger, HPO had no relationship with the Company or its officers or directors. The Company intends to continue to utilize HPO’s assets in the manner in which they were used prior to the Merger.

     The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the provisions of the Merger Agreement, a copy of which is filed as an exhibit to this report and is hereby incorporated herein by this reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

A.	Financial Statements of Business Acquired

99.2	HPO Unaudited Condensed Financial Statements for the three and nine month periods ended March 31, 2001 and 2002.

99.3	HPO Financial Statements audited by Joseph Decosimo and Company, PLL for the years ended June 30, 1999 and 2000.

99.4	HPO Financial Statements audited by Ernst & Young L.L.P. for the years ended June 30, 2000 and 2001.

B.	Pro Forma Financial Information

99.5	Unaudited Pro Forma Financial Information (Balance Sheet at March 31, 2002 and Statement of Operations for the three months ended March 31, 2002 and for the year ended December 31, 2001).

C.	Exhibits

2.1.	Agreement and Plan of Merger (“Merger Agreement”), dated March 27, 2002, by and among On Assignment, Inc., On Assignment Acquisition Corp., Health Personnel Options Corporation, Timothy A. Michael, J. William DeVille and for purposes of Sections 3.3, 6.5, 6.10 and Article VIII only of the Merger Agreement, certain other stockholders of Health Personnel Options Corporation.

4.1	1 Registration Rights Agreement by and among On Assignment, Inc., certain stockholders of Health Personnel Options Corporation and for purposes of Section 3.1 only of the Registration Rights Agreement, Edwin T. Robinson, as Stockholder Representative.

4.2	Limited Registration Rights Agreement by and among On Assignment, Inc., J. William DeVille, A.G. Edwards & Sons as Custodian for J. William DeVille and Kenneth Wead.

4.3	Lock-up Agreement by and between On Assignment, Inc. and J. William DeVille.

4.4	Lock-up Agreement by and between On Assignment, Inc. and Kenneth Wead.

4.5	Escrow Agreement by and between On Assignment, Inc., the Stockholder Representative and Fifth Third Bank.

4.6	Amended and Restated Certificate of Incorporation of On Assignment, Inc.

4.7	Amended and Restated Bylaws of On Assignment, Inc.

23.1	Consent of Joseph Decosimo and Company, PLL.

23.2	Consent of Ernst & Young L.L.P.

99.1	Press Release of On Assignment, Inc., dated April 19, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.

Date: May 3, 2002	By:	/s/ Joseph Peterson, M.D.

Name: Joseph Peterson, M.D. Title: President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Footnote	Exhibit

2.1	(1)	Agreement and Plan of Merger, dated March 27, 2002, by and among On Assignment, Inc., On Assignment Acquisition Corp., Health Personnel Options Corporation and certain stockholders of Health Personnel Options Corporation.
4.1		Registration Rights Agreement by and among On Assignment, Inc., certain stockholders of Health Personnel Options Corporation and for purposes of Section 3.1 only, Edwin T. Robinson, as Stockholder Representative.
4.2		Limited Registration Rights Agreement by and among On Assignment, Inc., J. William DeVille, A.G. Edwards & Sons as Custodian for J. William DeVille and Kenneth Wead.
4.3		Lock-up Agreement by and between On Assignment, Inc. and J. William DeVille.
4.4		Lock-up Agreement by and between On Assignment, Inc. and Kenneth Wead.
4.5		Escrow Agreement by and between On Assignment, Inc., the Stockholder Representative and Fifth Third Bank.
4.6	(2)	Amended and Restated Certificate of Incorporation of On Assignment, Inc.
4.7		Amended and Restated Bylaws of On Assignment, Inc.
23.1		Consent of Joseph Decosimo and Company, PLL.
23.2		Consent of Ernst & Young L.L.P.
99.1		Press Release of On Assignment, Inc., dated April 19, 2002.
99.2		HPO Unaudited Condensed Financial Statements for the three and nine month periods ended March 31, 2001 and 2002.
99.3		HPO Financial Statements audited by Joseph Decosimo and Company, PLL for the years ended June 30, 1999 and 2000.

1 Incorporated by reference from exhibit 2.1 filed with the Company’s Annual Report on Form 10-K (File No. 0-20540) filed with the Securities and Exchange Commission on March 29, 2002.

2 Incorporated by reference from exhibit 3.1 filed with the Company’s Current Report on Form 8-K (File No. 0-20540) filed with the Securities and Exchange Commission on October 5, 2002.

99.4	HPO Financial Statements audited by Ernst & Young for the years ended June 30, 2000 and 2001.
99.5	Unaudited Pro Forma Financial Information (Balance Sheet at March 31, 2002 and Statement of Operations for the three months ended March 31, 2002 and for the year ended December 31, 2001)